SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

TRAFFIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27046 (Commission File Number)	22-3322277 (I.R.S. Employer Identification No.)

One Blue Hill Plaza, Pearl River, New York (Address of Principal Executive Offices)	10965 (Zip Code)

Registrant's Telephone Number, Including Area Code: (845) 620-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TRAFFIX, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
NOVEMBER 14, 2007

ITEMS IN FORM 8-K

Item 4.01.  Change in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)
On November 7, 2007, Traffix, Inc. (the “Company”) was notified that the partners of Goldstein Golub Kessler LLP (“GGK”) became partners of McGladrey & Pullen, LLP (“M&P”) in a limited asset purchase agreement and, as a result, GGK resigned as independent registered public accounting firm for the Company.

(ii)
GGK was engaged as the Company’s principal accountant on March 17, 2006 to audit the Company’s financial statements for the fiscal year ended November 30, 2006. The audit report of GGK on the consolidated financial statements of the Company as of and for said fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The Company’s Audit Committee participated in and approved the decision to change independent registered public accounting firms.

(iv)
In connection with the audit of the Company's consolidated financial statements for the fiscal year ended November 30, 2006 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such year, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of such letter is annexed as an exhibit hereto.

(b) New independent registered public accounting firm

(i)
We engaged M&P as our new independent registered public accounting firm as of November 8, 2007. During the two most recent fiscal years and through the date hereof, the Company has not consulted with M&P regarding any of the following:

(1)	The application of accounting principles to a specific transaction, either completed or proposed;

(2)
The type of audit opinion that might be rendered on the Company's consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that M&P concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(3)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(4)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

16.1*	Letter from Goldstein Golub Kessler LLP to the Securities and Exchange Commission dated November 14, 2007.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAFFIX, INC.

Dated: November 14, 2007	By:	/s/ Jeffrey L. Schwartz
Jeffrey L. Schwartz
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

16.1*	Letter from Goldstein Golub Kessler LLP to the Securities and Exchange Commission dated November 14, 2007.

* Filed herewith.